UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 2

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 25, 2018 (Date of earliest event reported)

NOVAGOLD RESOURCES INC.
(Exact Name of Registrant as Specified in Its Charter)

British Columbia	001-31913	N/A
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

201 South Main, Suite 400, Salt Lake City, Utah 84111
(Address of principal executive offices) (Zip Code)

(801) 639-0511
(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2). Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Explanatory Note

The Company is filing this Amendment No. 2 to its Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 30, 2018, as amended on August 2, 2018 (the “Amendment No. 2”), solely to provide, pursuant to the filing requirements of Form 8-K, an updated copy of the SPA, filed hereto as Exhibit 99.3, as further described below.

Item 1.01 Entry into a Material Definitive Agreement

On July 25, 2018, NOVAGOLD RESOURCES INC. (the “Company”), Newmont Mining Corporation (“Newmont”) and Newmont Canada FN Holdings ULC (“Newmont Canada”) entered into a share purchase agreement (the “SPA”) whereby the Company agreed to sell to Newmont Canada (i) all of its interests in its directly wholly-owned subsidiary, NovaGold Canada Inc. (“NovaGold Canada”), (ii) all of its interests in its directly and indirectly wholly-owned subsidiary Copper Canyon Resources Ltd. (“CCR”) and (iii) an intercompany receivable owing from NovaGold Canada to the Company in aggregate principal amount of approximately CAD$356,000,000 bearing interest at a rate of 5% per annum, for aggregate consideration of up to $275,000,000, subject to the terms and conditions of the SPA.

On July 27, 2018 (the “Closing Date”), the parties closed the transactions contemplated by the SPA.

As of closing, the Company, through NovaGold Canada, owned 50% of the interests in the Galore Creek Partnership (“GCP”), which indirectly owned the Galore Creek project (the “Galore Creek Project”) and a partial interest in CCR. As of closing, the Company also directly owned the rest of the interests in CCR, which held the Copper Canyon property through a joint venture with the GCP. Thus, under the SPA, the Company agreed to sell all of its interests in the Galore Creek Project and the Copper Canyon property to Newmont Canada.

Pursuant to the SPA, the aggregate consideration of up to $275,000,000 consisted of:

•	$100,000,000, which was received at closing on the Closing Date;

•	a promissory note in the amount of $75,000,000, payable upon the earlier of (i) completion of a pre-feasibility study in respect of the Galore Creek Project by the GCP and (ii) three years from the Closing Date;

•	a promissory note in the amount of $25,000,000, payable upon the earlier of (i) completion of a feasibility study in respect of the Galore Creek Project by the GCP and (ii) five years from the Closing Date; and

•	a promissory note in the amount of $75,000,000, payable upon the earlier of (i) a final decision by the GCP (or its successor) to develop the Galore Creek Project and (ii) initiation by the owner(s) of the Galore Creek Project of construction of a mine, mill or any related infrastructure for the Galore Creek Project.

Newmont also agreed to guarantee the obligations of Newmont Canada pursuant to the terms, conditions and limitations set forth in the SPA.

In accordance with the SPA, at or prior to closing, the Company received written confirmation from Teck Resources Limited (“Teck”), as successor in interest to Teck Cominco Metals Ltd. (“Teck Cominco”) (i) regarding Teck’s waiver of its right of first refusal under the Galore Creek Partnership General Partnership Agreement among the Company, NovaGold Canada, Teck Cominco, Galore Creek Mining Corporation, and Teck Cominco Limited dated August 1, 2007, as amended from time to time (the “GCP GP Agreement”), (ii) that each of the Company and NovaGold Canada is released from and has no additional or ongoing obligations under the contribution agreement dated August 1, 2007 among the Company, NovaGold Canada, GCP, Teck Cominco, and Teck Cominco Limited, as amended from time to time (the “Contribution Agreement”), (iii) no new cash call advances for the Galore Creek Project would be made prior to closing, and (iv) it has no claims against the Company or NovaGold Canada under either the GCP GP Agreement or the Contribution Agreement.

Additionally, in accordance with the SPA, at or prior to closing, (i) Teck and Newmont Canada entered into an amended and restated general partnership agreement with respect to the GCP, and (ii) Newmont or an affiliate assumed all obligations of the Company under the guarantees provided by the Company pursuant to the GCP GP Agreement and (iii) Teck released the Company from all liability in connection with such obligations.

Each of the parties also made customary representations, warranties, indemnities and covenants pursuant to the SPA.

Item 2.01 Completion of Acquisition or Disposition of Assets

The information provided in Item 1.01 of this Amendment No. 2 is incorporated by reference into this Item 2.01.

The description of the SPA contained herein does not purport to be complete and is qualified in its entirety by reference to the full text of the SPA, a copy of which is filed herewith as Exhibit 99.3 and is incorporated herein by reference. The Company is seeking confidential treatment for certain portions of the SPA pursuant to a Confidential Treatment Request submitted to the SEC pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The Company’s unaudited pro forma condensed consolidated financial statements, giving effect to the sale of interests described herein, are attached hereto as Exhibit 99.4.

Item 7.01 Regulation FD Disclosure

On July 26, 2018, the Company issued a press release entitled “NOVAGOLD Enters Agreement to Sell Its 50% Stake in Galore Creek to Newmont for up to $275 Million”, furnished as Exhibit 99.1.

On July 27, 2018, the Company issued a press release entitled “NOVAGOLD Announces Closing of Galore Creek Transaction”, furnished as Exhibit 99.2.

The information contained in each of the press releases attached hereto is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(b) Pro Forma Financial Information

The Company’s unaudited pro forma condensed consolidated financial statements, giving effect to the sale of interests described herein, filed as Exhibit 99.4.

(d) Exhibits

Exhibit Number	Description
99.1	Press release of NOVAGOLD dated July 26, 2018 entitled “NOVAGOLD Enters Agreement to Sell Its 50% Stake in Galore Creek to Newmont for up to $275 Million” (previously furnished as Exhibit 99.1 of the Company’s Current Report on Form 8-K filed on July 30, 2018)

99.2	Press release of NOVAGOLD dated July 27, 2018 entitled “NOVAGOLD Announces Closing of Galore Creek Transaction” (previously furnished as Exhibit 99.2 of the Company’s Current Report on Form 8-K filed on July 30, 2018)

99.3*	Share Purchase Agreement, dated July 25, 2018, by and among NOVAGOLD RESOURCES INC., Newmont Mining Corporation and Newmont Canada FN Holdings ULC

99.4	Unaudited pro forma condensed consolidated financial statements, including the notes thereto, of NOVAGOLD RESOURCES INC. (previously furnished as Exhibit 99.4 of the Company’s Current Report on Form 8-K/Amendment No. 1 filed on August 2, 2018)

*	Confidential treatment has been requested for certain portions of this Exhibit pursuant to Rule 24b-2 of the Exchange Act, which portions have been omitted and filed separately with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 3, 2018	NOVAGOLD RESOURCES INC.

	By:	/s/ David A. Ottewell
David A. Ottewell
Vice President and Chief Financial Officer